[GRAPHIC OMITTED]
                            DEUTSCHE ASSET MANAGEMENT

                                [GRAPHIC OMITTED]
                                    WORLD MAP

                                  Mutual Fund
                                 Annual Report
                                October 31, 2001
                               Institutional Class

Emerging Markets Debt Fund

                                [GRAPHIC OMITTED]
                                 A Member of the
                               Deutsche Bank Group

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ................................  3
              PERFORMANCE COMPARISON ................................  6

              EMERGING MARKETS DEBT FUND
                 Schedule of Investments ............................  7
                 Statement of Assets and Liabilities ................  9
                 Statement of Operations ............................ 10
                 Statements of Changes in Net Assets ................ 11
                 Financial Highlights ............................... 12
                 Notes to Financial Statements ...................... 14
                 Report of Independent Accountants .................. 18



                  --------------------------------------------
   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                  --------------------------------------------

--------------------------------------------------------------------------------
                                        2

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for the Emerging Markets Debt Fund (the 'Fund').

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio management team. The analysis highlights key factors influencing recent performance of the Fund and is followed by detailed financial statements for the 12 month period ended October 31, 2001.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/S/ DAVID DOWSETT

/S/ BRETT DIMENT

David Dowsett and Brett Diment
Portfolio Managers of EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------



MARKET REVIEW
Emerging debt markets suffered through an extremely volatile annual period brought about primarily by the still-unfolding fiscal and economic crisis in Argentina. Still, the JP Morgan Emerging Markets Bond Plus Index ('EMBI+') managed to yield a positive return of 3.50% for the 12 months ended October 31, 2001. Certainly, such performance is a significant retrenchment following the strong double-digit returns enjoyed in both 1999 and 2000. For this fiscal year, emerging debt markets underperformed US bonds and global bonds, as represented by the Lehman Brothers Aggregate Bond Index and the Salomon World Government Bond Index, respectively. However, the JP Morgan Emerging Markets Bond Plus Index significantly outperformed other 'risk' assets for the fiscal year, such as US equities and US high yield bonds, as represented by the S&P 500 Index and the CSFB High Yield Index, respectively.

It should also be noted that the EMBI+ 12 month return was distorted by the horrendous performance of Argentina. The Argentine debt market netted an annual return of -31.6%. Excluding Argentina, the EMBI+ annual return would have been 14.9%, outperforming both US and global bonds. In fact, aside from Argentina, only Brazil registered a negative return. All other debt markets in the Index registered positive returns, with each but Turkey and Morocco registering double-digit returns.

Emerging debt markets benefited during the period from the massive amounts of liquidity injected into the global financial system by the world's major central banks generally and by the US Federal Reserve Board particularly. Interest rate cuts by emerging market central banks also provided support, as liquidity was increasingly channeled into dollar-denominated bonds, as was the case in Colombia, the Philippines, Korea and Russia. Balance of payments surpluses in several countries, such as Russia, Ukraine, Korea and Venezuela, also boosted liquidity.

Russia continued its three-year streak of outperformance, leading all countries in the EMBI+ for the annual period ended October 31, 2001 with a return of 36%. Russia was buttressed by solid progress on reform, as well as by strong oil prices, which allowed it to build foreign reserves. It was a good year in general for oil producers, which comprised the top three performers of the Index, as oil prices surged to average nearly $28/barrel. After Russia, the debt markets of Colombia and Nigeria produced the second and third best annual returns, respectively.

Asia also performed strongly during the year. Korea's financial system, awash in liquidity from a strong balance of payments surplus and facing limited credit demand, was an aggressive buyer of dollar-denominated debt. The Philippines, meanwhile, benefited from the quest for yield in the region and from an improving economic outlook with the removal of President Estrada from office and the accession of market-friendly Gloria Macapagal-Arroyo.

African countries like Algeria, Nigeria and the Ivory Coast presented attractive diversification opportunities, primarily due to these markets' isolation from Argentine volatility. Algeria and Nigeria also benefited from strong energy prices. In Nigeria and the Ivory Coast, debt restructuring was a key supportive factor, ie, a lack thereof in the former and progress toward a settlement with creditors in the latter.

--------------------------------------------------------------------------------
                                        3

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Two countries, Argentina and Turkey, spent the year in the intensive care unit of the International Monetary Fund ('IMF'). In a year that saw the Turkish lira plummet in value from 660,000/dollar to 1,600,000/dollar, Turkey entered into a program with the IMF to stabilize its economy. While the economic contraction was sharp, Turkey generally complied with the terms of the agreement. As a result, after setting lows in mid-July, Turkish bonds rallied significantly, climbing over 25% from mid-July through October 31.

Argentina struggled virtually throughout. In Argentina, the government's inability to restore growth after nearly three years of recession led to the return of former Economy Minister Domingo Cavallo to power in March 2001. The return of Cavallo led to a relief rally in the debt markets, but only a brief one. His efforts to boost competitiveness and provide stimulus to the economy met with failure, which, in turn, prompted a bout of deposit flight from the nation's financial system. Subsequently, Mr. Cavallo embraced a more orthodox approach, introducing a zero-deficit plan whereby Argentina would pledge to spend only what it took in. At the end of the fiscal year, Argentina also undertook plans to restructure its debt on a 'voluntary basis,' seeking the assistance of the multilateral agencies to effect this operation. This process remains ongoing, with the debt markets still skeptical that such effort will be successful.

INVESTMENT REVIEW
The Emerging Markets Debt Fund produced a return of 4.52% for the 12 months ended October 31, 2001, outperforming the 3.50% return of the JP Morgan Emerging Markets Bond Plus Index. This performance by the Fund was primarily due to effective market allocation throughout the fiscal year. The Fund underperformed the Lipper Emerging Markets Debt Funds Average, which returned 7.58% for the annual period.

For the annual period, we generally remained overweight in the Eastern European debt markets and underweight in the Latin American debt markets, as we believed the Eastern European markets to be less vulnerable than those in Latin America to the contagion effects emanating from Argentina. We consistently remained overweight in Russia and Bulgaria through the fiscal year. Positioning in Russia was based on the country's progress on structural reform and its enhanced capacity to service its debt with the continued accumulation of foreign reserves as a result of oil price strength. Continued solid macroeconomic fundamentals and the election of the market-friendly monarchist coalition drove our overweight in Bulgaria. We also maintained an overweight in Ukraine, which, like Russia, made significant strides on reform and continuously built foreign reserves due to a strong balance of payments surplus.

                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                          TOTAL RETURNS
   Periods Ended                      1 Year   3 Years   5 Years     Since   1 Year  3 Years   5 Years     Since
   October 31, 2001                                            Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Debt Fund 1
   Institutional Class                  4.52%    53.61%    20.33%   77.10%     4.52%   15.38%     3.77%    8.21%
----------------------------------------------------------------------------------------------------------------
 JP Morgan Emerging
   Markets Bond Plus Index 3            3.50%    49.64%    49.07%  145.78%     3.50%   14.38%     8.31%   13.21%
----------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets Debt
   Funds Average 4                      7.58%    52.78%    27.07%  104.63%     7.58%   14.95%     4.64%    9.95%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is August 4, 1994. Benchmark returns are for the periods beginning July 31, 1994 for Lipper Emerging Markets Debt Funds Average and August 4, 1994 for JP Morgan Emerging Markets Bond Plus Index.
3 The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US-dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
                                        4

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Conversely, we spent most of the fiscal year with a substantial underweighted position in the two largest countries of the EMBI+--Argentina and Brazil. We did occasionally increase our positions in these markets to a neutral weighting on a tactical and opportunistic, but temporary, basis. Brazil's underperformance stemmed from the weakness of its currency, which suffered from the ripple effects of Argentina's problems. The weakness of Brazil's currency also resurrected concerns over the sustainability of Brazil's debt dynamics. We actively traded Mexico around a neutral weighting. While the slowing US economy failed to produce the worrisome current account deficit in Mexico that many analysts feared, it did slow progress on Mexico's fiscal reform, which has yet to be passed. We took a similar active trading approach in Venezuela, where the positive impact of high oil prices was at times overshadowed by the continued inconsistency of policy pursued by the nation's Chavez administration.

Among the smaller Latin American debt markets, we generally maintained overweighted positions in Ecuador and Peru. In Ecuador, we were comforted by the rebound in growth brought about by the construction of its second oil pipeline, although its lack of progress on structural reform remained a concern. We reduced the Fund's position in Peru in March due to increased concerns over the prospective return to power of former President Alan Garcia. We then returned to an overweighted position in Peru during the second half of the fiscal year following the election of Alejandro Toledo to the presidency. As was the case in the Philippines, the change in Peru's presidency removed a pall that has hung over the country for the past couple of years, depressing domestic economic growth. We generally maintained underweighted positions in Panama and Colombia, believing that yield spreads were overstretched for most of the annual period. Toward the end of the fiscal year, we established an off-Index position in the Dominican Republic, whose debt market offered high yield potential while also being largely removed from the Argentine wake.

In Asia, our holdings were limited to the Philippines. Here, trading was active. Following the accession of President Arroyo during the first half of the fiscal year, we moved to an overweighted position based on the market's improved outlook. However, during the second half of the annual period, our weighting varied between neutral and underweight, due primarily to the impact on the Philippines of the slowing US economy and of increasing global risk aversion. The Fund's holdings in Africa included positions in Algeria, Egypt, Morocco, Nigeria and the Ivory Coast. In our view, these countries offered compelling yields while also being generally insulated from Argentine contagion.

MARKET OUTLOOK
Our intermediate-term outlook for the emerging debt markets is quite constructive. With a yield spread over US Treasuries of over 10.00% at the end of October 2001, we believe the asset class continues to offer considerable relative value. In the short term, we believe that volatility will remain high until there is a resolution of the situation in Argentina-a potentially disorderly process. Indeed, we believe that it will be very difficult for Argentina to maintain compliance with its zero-deficit policy and to carry out a 'voluntary' restructuring of its debt. Consequently, a renewal of deposit flight may be likely over the coming months, which, in turn, could further pressure the Argentine currency.

Once the situation in Argentina is resolved, we believe that the emerging debt markets in general will be set to rally aggressively. We believe that many investors are sitting on the sidelines, awaiting such a resolution before allocating to this asset class. Brazil, which has suffered from Argentine contagion over the past 12 months, should be a natural beneficiary.

Aside from Argentina, we believe the biggest risk within the emerging debt markets is the continued deterioration of the global economic outlook. The added liquidity from central bank interest rate cuts continues to support the asset class. However, the slowing of global economic growth is a negative for commodity prices, particularly oil and metals, which comprise critical export revenues for many emerging countries. In addition, the poor economic outlook may not bode well for investors' risk appetite. This cautious investor sentiment would likely have particularly harmful implications for those countries with external financing needs.

Despite this shaky outlook for oil prices, we still remain positive for major oil producers, such as Russia and Venezuela. We believe that the reserves that these countries have built over the past two years should provide them with a sufficient cushion to withstand a further decline in oil prices. In Russia, we are further encouraged by the continued positive outlook for their reform and by the closer ties it appears to have developed with the US following the tragic terrorist attacks of September 11. Sound macroeconomic policy motivates our continued overweight of Bulgaria. Finally, we continue to be positive in our outlooks for Ecuador and Ukraine, as these markets, in our view, represent oases of economic growth in a desert of global recession.

--------------------------------------------------------------------------------
                                        5

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

EMERGING MARKETS DEBT FUND--INSTITUTIONAL CLASS, JP MORGAN EMERGING MARKETS BOND PLUS INDEX AND LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION) 2

              Emerging Markets          JP Morgan        Lipper Emerging
                   Debt Fund         Emerging Markets      Markets Debt
           --Institutional Class     Bond Plus Index 3    Funds Average 4
           ---------------------     -----------------    ---------------
8/4/94              $250,000             $250,000           $250,000
9/30/94              257,000              264,388            273,117
10/31/94             254,750              256,902            266,142
11/30/94             255,250              259,518            263,947
12/31/94             244,500              242,235            249,260
1/31/95              231,050              233,858            234,875
2/28/95              221,400              221,669            223,489
3/31/95              220,650              215,407            217,459
4/30/95              239,900              238,534            238,208
5/31/95              254,100              259,546            257,606
6/30/95              258,150              264,583            259,109
7/31/95              257,900              264,778            260,096
8/31/95              259,925              271,026            266,631
9/30/95              268,775              280,363            276,044
10/31/95             267,275              277,482            274,247
11/30/95             276,900              287,195            281,804
12/31/95             293,600              308,959            300,695
1/31/96              315,900              332,438            325,879
2/29/96              298,275              314,099            309,163
3/31/96              303,525              321,254            313,530
4/30/96              319,225              338,781            328,346
5/31/96              323,625              344,644            335,615
6/30/96              333,000              356,759            344,860
7/31/96              333,000              364,215            349,887
8/31/96              342,075              377,593            361,962
9/30/96              364,950              401,944            386,961
10/31/96             367,975              405,100            392,492
11/30/96             385,325              425,303            413,040
12/31/96             390,150              430,414            419,439
1/31/97              406,375              442,319            435,852
2/28/97              414,300              450,015            445,476
3/31/97              399,125              433,781            426,677
4/30/97              408,775              446,618            440,050
5/31/97              424,675              463,964            458,399
6/30/97              436,750              474,636            472,702
7/31/97              454,025              494,328            493,852
8/31/97              455,050              492,314            491,203
9/30/97              467,825              507,375            507,192
10/31/97             412,575              448,932            448,691
11/30/97             430,200              470,247            468,051
12/31/97             438,775              486,451            484,095
1/31/98              430,900              485,459            483,724
2/28/98              441,250              499,348            497,118
3/31/98              452,100              511,794            510,101
4/30/98              451,125              513,027            509,560
5/31/98              434,350              495,530            489,296
6/30/98              420,525              481,220            469,747
7/31/98              420,025              484,497            474,815
8/31/98              262,575              345,275            313,930
9/30/98              274,425              379,045            332,446
10/31/98             288,250              403,567            354,131
11/30/98             305,525              427,323            385,089
12/31/98             288,450              416,642            373,032
1/31/99              286,125              401,171            360,789
2/28/99              289,625              406,931            366,879
3/31/99              305,375              437,716            390,963
4/30/99              322,900              467,629            419,033
5/31/99              304,800              440,969            396,858
6/30/99              318,825              460,690            413,249
7/31/99              315,900              451,136            405,581
8/31/99              312,400              450,493            405,215
9/30/99              321,725              466,210            414,788
10/31/99             338,675              484,199            431,899
11/30/99             350,925              497,908            449,651
12/31/99             370,200              524,872            474,247
1/31/00              367,775              514,470            470,245
2/29/00              398,125              547,606            500,082
3/31/00              414,500              564,856            512,868
4/30/00              401,750              554,069            501,239
5/31/00              392,650              539,967            485,317
6/30/00              415,100              567,369            509,666
7/31/00              426,025              584,517            524,180
8/31/00              441,200              605,080            539,562
9/30/00              430,900              596,873            529,134
10/31/00             423,600              583,465            515,681
11/30/00             422,400              590,600            509,450
12/31/00             439,375              617,675            529,100
1/31/01              462,325              649,200            534,475
2/28/01              456,250              638,925            526,250
3/31/01              450,175              630,175            515,525
4/30/01              446,800              626,450            512,375
5/31/01              458,950              641,900            527,125
6/30/01              468,400              651,800            536,125
7/31/01              438,025              611,375            510,750
8/31/01              455,575              641,575            530,850
9/30/01              437,350              618,075            505,900
10/31/01             442,750              614,450            511,575

                                                         AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                         1 Year   5 Years       Since
   October 31, 2001                                                       Inception 2
-------------------------------------------------------------------------------------
 Emerging Markets Debt Fund--Institutional Class          4.52%     3.77%       8.21%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is August 4, 1994. Benchmark returns are for the period beginning July 31, 1994 for Lipper Emerging Markets Debt Funds Average, and August 4, 1994 for JP Morgan Emerging Markets Bond Plus Index.
3 The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US-dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------
                                        6

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001



  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
  ---------   --------                           -----
              FOREIGN BONDS--89.31%
              ARGENTINA--10.54%
              Republic of Argentina,
               Series 2018,
$7,650,000     12.25%, 6/19/18 ............ $3,136,500
              Republic of Argentina,
               Series 2008,
 6,900,000     7.00%, 12/19/08 ............  3,350,985
              Republic of Argentina,
               Series BTO6,
    44,750     11.25%, 5/24/04 ............     24,862
              Republic of Argentina,
               Series L-GP,
 1,950,000     6.00%, 3/31/23 .............  1,150,886
                                            ----------
                                             7,663,233
                                            ----------
              BRAZIL--13.35%
              Republic of Brazil,
 4,100,000     11.00%, 8/17/40 ............  2,706,000
              Republic of Brazil,
               DCB, FRN,
 2,000,000     3.25%, 4/15/12 .............  1,178,400
              Republic of Brazil, C Bond,
 1,723,974     8.00%, 4/15/14 .............  1,167,992
              Republic of Brazil,
               Global Bond,
 5,000,000     8.875%, 4/15/24 ............  2,868,800
              Republic of Brazil, PAR ZL,
 2,700,000     6.00%, 4/15/24 .............  1,785,375
                                            ----------
                                             9,706,567
                                            ----------
              BULGARIA--4.62%
              Bulgaria, Discount Series A,
               FRN,
 1,800,000     4.563%, 7/28/24 ............  1,417,506
              Bulgaria, FLIRB, Series A,
 2,400,000     4.563%, 7/28/12 ............  1,944,000
                                            ----------
                                             3,361,506
                                            ----------
              COLOMBIA--4.02%
              Republic of Colombia,
 3,000,000     11.75%, 2/25/20 ............  2,920,500
                                            ----------
              DOMINICAN REPUBLIC--3.13%
              Dominican Republic,
 2,250,000     9.50%, 9/27/06 .............  2,272,229
                                            ----------
              ECUADOR--4.20%
              Republic of Ecuador, 144A,
 1,900,000     5.00%, 8/15/30 .............    769,500
              Republic of Ecuador, Reg S,
 5,550,000     5.00%, 8/15/30 .............  2,283,825
                                            ----------
                                             3,053,325
                                            ----------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
  ---------   --------                           -----
              IVORY COAST--1.38%
              Ivory Coast, FLIRB,
               Series YR20,
$7,700,000     2.00%, 3/29/18 ............. $1,001,154
                                            ----------
              MEXICO--8.68%
              Petroleos Mexicanos, Reg S,
   300,000     9.25%, 3/30/18 .............    305,760
              Petroleos Mexicanos,
               Series P,
 2,500,000     9.50%, 9/15/27 .............  2,750,000
              United Mexican States:
   800,000     9.875%, 2/1/10 .............    879,600
   500,000     11.375%, 9/15/16 ...........    603,750
              United Mexican States Rights,
 4,500,000     Series A, 6/30/03 ..........     22,500
              United Mexican States,
               Series B,
 1,250,000     6.25%, 12/31/19 ............  1,175,076
              United Mexican States,
               Series MTN,
   600,000     8.30%, 8/15/31 .............    569,400
                                            ----------
                                             6,306,086
                                            ----------
              NIGERIA--0.89%
              Central Bank of Nigeria,
               Series WW,
 1,000,000     6.25%, 11/15/20 ............    645,020
              Nigeria Warrants,
     1,000     11/15/20 ...................         --
                                            ----------
                                               645,020
                                            ----------
              PANAMA--4.40%
              Republic of Panama, PDI, FRN,
 4,123,548     4.625%, 7/17/16 ............  3,201,152
                                            ----------
              PERU--1.08%
              Republic of Peru, FLIRB,
 1,200,000     4.00%, 3/7/17 ..............    788,902
                                            ----------
              PHILIPPINES--3.26%
              Republic of Philippines,
 2,900,000     9.875%, 1/15/19 ............  2,367,125
                                            ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        7

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
  ---------   --------                           -----
              RUSSIA--19.24%
              Russian Federation, 144A,
$2,158,797     8.25%, 3/31/10 ............. $1,691,957
              Russian Federation, 144A,
               STP CPN,
 7,263,620     5.00%, 3/31/30 .............  3,459,299
              Russian Federation, Reg S:
 5,500,000     10.00%, 6/26/07 ............  5,024,250
 1,300,000     8.25%, 3/31/10 .............  1,019,200
 2,400,000     12.75%, 6/24/28 ............  2,406,000
              Russian Federation, Reg S,
               STP CPN,
   800,000     5.00%, 3/31/30 .............    380,400
                                            ----------
                                            13,981,106
                                            ----------
              TURKEY--3.42%
              Republic of Turkey,
 2,900,000     11.875%, 1/15/30 ...........  2,486,750
                                            ----------
              UKRAINE--2.37%
              Ukraine Government,
 1,974,000     11.00%, 3/15/07 ............  1,722,315
                                            ----------
              VENEZUELA--4.73%
              Republic of Venezuela,
 1,950,000     9.25%, 9/15/27 .............  1,293,825
              Republic of Venezuela,
               DCB, FRN, Series DL,
   619,040     4.75%, 12/18/07 ............    490,012
              Republic of Venezuela,
               FLIRB, Series A,
 2,095,200     5.688%, 3/31/07 ............  1,655,521
                                            ----------
                                             3,439,358
                                            ----------
TOTAL FOREIGN BONDS
   (Cost $65,000,327) ..................... 64,916,328
                                            ----------


  PRINCIPAL
     AMOUNT   SECURITY                            VALUE
  ---------   --------                            -----
              LOAN PARTICIPATIONS--3.12%
              ALGERIA--1.11%
              Republic of Algeria, FRN,
               4.313%, 3/4/10
$1,000,000     (Participation with
               Merrill Lynch) ............. $   807,500
                                            -----------
              MOROCCO--2.01%
              Kingdom of Morocco, FRN,
               Series A, 5.094%, 1/1/09
 1,675,878     (Participation with Morgan
               Guarantor Trust) ...........   1,458,014
                                            -----------
TOTAL LOAN PARTICIPATIONS
   (Cost $2,226,587) ......................   2,265,514
                                            -----------
TOTAL INVESTMENTS
   (Cost $67,226,914)1 ............  92.43% $67,181,842

OTHER ASSETS IN EXCESS
   OF LIABILITIES .................   7.57    5,502,200
                                    ------  -----------
NET ASSETS ........................ 100.00% $72,684,042
                                    ======  ===========

--------------------------------------------------------------------------------
1    Aggregate cost for federal tax purposes is $70,165,263.
Abbreviations:
DCB     -- Debt Convertible Bond
FLIRB   -- Front Loaded Interest Reduction Bond
FRN     -- Floating Rate Note. The rate reflected on the Schedule of
           Investments is the rate in effect on October 31, 2001.
PDI     -- Past Due Income
REG S   -- Security exempt from registration under Regulation S of the
           Securities Act of 1933. These securities may be resold into the US market in transactions exempt from registration, after the appropriate restriction period. Represents 15.71% of net assets at period end.
STP CPN -- Step Coupon
144A    -- Security exempt from registration under Rule 144A of the Securities
           Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 8.15% of net assets at period end.
Amounts designated as '--' are either $0 or have been rounded to $0.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        8

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                OCTOBER 31, 2001
ASSETS
   Investment, at value (cost $67,226,914) ........................................................ $ 67,181,842
   Cash 1 .........................................................................................    4,181,941
   Receivable for securities sold .................................................................    6,980,766
   Interest receivable ............................................................................    1,544,825
   Prepaid expenses and other .....................................................................        7,715
                                                                                                    ------------
Total assets ......................................................................................   79,897,089
                                                                                                    ------------
LIABILITIES
   Payable for securities purchased ...............................................................    7,122,059
   Due to administrator ...........................................................................       15,671
   Due to advisor .................................................................................       15,519
   Accrued expenses and other .....................................................................       59,798
                                                                                                    ------------
Total liabilities .................................................................................    7,213,047
                                                                                                    ------------
NET ASSETS ........................................................................................ $ 72,684,042
                                                                                                    ============
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................................................ $ 82,308,498
   Undistributed net investment income ............................................................   11,736,089
   Accumulated net realized loss from investment and foreign currency transactions ................  (21,315,464)
   Net unrealized depreciation on investments and foreign currencies ..............................      (45,081)
                                                                                                    ------------
NET ASSETS ........................................................................................ $ 72,684,042
                                                                                                    ============
SHARES OUTSTANDING--INSTITUTIONAL CLASS
   ($0.001 par value per share, unlimited number of shares authorized) ............................   11,078,229
                                                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS
   (net assets divided by shares outstanding) ..................................................... $       6.56
                                                                                                    ============

--------------------------------------------------------------------------------
1    Includes foreign cash of $445 with a cost of $454



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        9

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                          FOR THE YEAR ENDED
                                                                            OCTOBER 31, 2001
INVESTMENT INCOME
   Interest .................................................................   $ 18,255,852
                                                                                ------------
EXPENSES
   Investment advisory fees .................................................      1,633,230
   Administration fees ......................................................        408,307
   Custody fees .............................................................         95,287
   Professional fees ........................................................         59,463
   Printing and shareholder reports .........................................         24,763
   Registration fees ........................................................         13,929
   Interest expense .........................................................         11,393
   Directors' fees ..........................................................          7,296
   Miscellaneous ............................................................          7,887
                                                                                ------------
Total expenses ..............................................................      2,261,555
Less: fee waivers and/or expense reimbursements .............................       (831,563)
   waiver by custodian 1 ....................................................        (11,083)
                                                                                ------------
Net expenses ................................................................      1,418,909
                                                                                ------------
NET INVESTMENT INCOME .......................................................     16,836,943
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ................................................     (4,437,992)
     Investment transactions on a redemption in-kind ........................        405,686
     Foreign currency transactions ..........................................        (32,029)
     Forward foreign currency transactions ..................................            597
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies .................................................       (694,841)
                                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ......     (4,758,579)
                                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................................   $ 12,078,364
                                                                                ============

--------------------------------------------------------------------------------
1    One-time waiver by custodian.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE YEARS ENDED OCTOBER 31,
                                                                      2001             2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................   $  16,836,943    $  25,438,059
   Net realized gain (loss) on investment and
     foreign currency transactions .......................      (4,063,738)      44,304,481
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................        (694,841)      (3,657,629)
                                                             -------------    -------------
Net increase in net assets from operations ...............      12,078,364       66,084,911
                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Institutional Class .................................     (22,208,073)     (12,181,314)
     Service Class 1 .....................................              --             (435)
                                                             -------------    -------------
Total distributions ......................................     (22,208,073)     (12,181,749)
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .....................      96,279,826      190,335,976
   Net dividend reinvestments ............................      22,145,731       12,181,662
   Redemption in-kind ....................................     (42,323,491)              --
   Net cost of shares redeemed ...........................    (277,919,766)    (312,164,673)
                                                             -------------    -------------
Net decrease in net assets from capital share transactions    (201,817,700)    (109,647,035)
                                                             -------------    -------------
TOTAL DECREASE IN NET ASSETS .............................    (211,947,409)     (55,743,873)
NET ASSETS
   Beginning of year .....................................     284,631,451      340,375,324
                                                             -------------    -------------
   End of year (including undistributed net investment
     income of $11,736,089 and $17,138,651, respectively)    $  72,684,042    $ 284,631,451
                                                             =============    =============

--------------------------------------------------------------------------------
1    Service Shares closed on January 21, 2000.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       11

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS
                                                                                 FOR THE YEARS ENDED OCTOBER 31,
                                                  2001           2000          1999           1998          1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ........... $  6.97       $   5.80      $   5.82        $ 11.95        $13.36
                                               -------       --------      --------        -------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................    1.37           0.60          0.19           1.81          1.05
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ......................   (1.05)          0.81          0.69          (4.12)         0.40
                                               -------       --------      --------        -------      --------
Total from investment operations .............    0.32           1.41          0.88          (2.31)         1.45
                                               -------       --------      --------        -------      --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................   (0.73)         (0.24)        (0.90)         (1.32)        (1.32)
   Net realized gain from investment
     transactions ............................      --             --            --          (2.50)        (1.54)
                                               -------       --------      --------        -------      --------
Total distributions ..........................   (0.73)         (0.24)        (0.90)         (3.82)        (2.86)
                                               -------       --------      --------        -------      --------
NET ASSET VALUE, END OF YEAR ................. $  6.56       $   6.97      $   5.80        $  5.82      $  11.95
                                               =======       ========      ========        =======      ========
TOTAL INVESTMENT RETURN ......................    4.52%         25.08%        17.86%        (30.35)%       12.03%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) .......................... $72,684       $284,631      $340,365        $55,684      $187,455
   Ratios to average net assets:
     Net investment income ...................   10.31%          8.29%        10.90%          9.82%         7.15%
     Expenses after waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ............................    0.87%          1.01%           --%            --%           --%
     Expenses after waivers and/or
        reimbursements (excludes
        interest expense paid by
        the Fund) ............................    0.86% 1        1.00%         1.00%          1.05%         1.32%
     Expenses before waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ............................    1.38%          1.37%         1.40%          1.31%         1.47%
   Portfolio turnover rate ...................     464% 2         359%          397%           638%          472%

--------------------------------------------------------------------------------
1    Beginning June 1, 2001, the expense cap was decreased from 1.00% to 0.50%.
2 Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       12

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 SERVICE CLASS                                  FOR THE PERIOD                                        FOR THE PERIOD
                                                  NOV. 1, 1999                      FOR THE YEARS    OCT. 22, 1997 2
                                                       THROUGH                  ENDED OCTOBER 31,            THROUGH
                                               JAN. 21, 2000 1             1999              1998      OCT. 31, 1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................... $5.78           $ 5.82            $11.95             $13.61
                                                         -----           ------            ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...............................  0.15             0.19              6.65               0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ................  0.45             0.67             (8.96)             (1.69)
                                                         -----           ------            ------             ------
Total from investment operations .......................  0.60             0.86             (2.31)             (1.66)
                                                         -----           ------            ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ............................... (0.24)           (0.90)            (1.32)                --
   Net realized gain from investment
     transactions ......................................    --               --             (2.50)                --
                                                         -----           ------            ------             ------
Total distributions .................................... (0.24)           (0.90)            (3.82)                --
                                                         -----           ------            ------             ------
NET ASSET VALUE, END OF PERIOD ......................... $6.14           $ 5.78            $ 5.82             $11.95
                                                         =====           ======            ======             ======
TOTAL INVESTMENT RETURN ................................ 10.26%           17.40%           (30.35)%           (12.20)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ............    --              $10               $18               $132
   Ratios to average net assets:
     Net investment income ............................. 10.87% 3         10.65%            10.78%             18.65% 3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ......................  1.25% 3            --%               --%                --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ......................  1.25% 3          1.25%             1.30%              1.50% 3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ......................  1.53% 3          1.66%             1.76%              1.71% 3
   Portfolio turnover rate .............................   N/A              397%              638%               472%

--------------------------------------------------------------------------------
1    Service Shares closed on January 21, 2000.
2    Commencement of operations.
3    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       13

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of eleven separate investment portfolios (collectively, the 'Funds'). The accompanying financial statements and notes thereto relate to Emerging Markets Debt Fund (the 'Fund'). The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Fund offers one class of shares to investors: the Institutional Class.

B. VALUATION OF SECURITIES
The Funds' investments are valued each business day using prices received from independent pricing services approved by the Trustees. Other investments in the Fund listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Fund's assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses, to the extent realized are treated as ordinary income or loss for federal income tax purposes.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Fund's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

--------------------------------------------------------------------------------
                                       14

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

G. FEDERAL INCOME TAXES
It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of October 31, 2001 have been primarily attributable to foreign currency transactions and a redemption in-kind transaction, and have been reclassified to the following accounts:

  Undistributed           Accumulated
 Net Investment          Net Realized          Paid-in
  Income (Loss)        Gains (Losses)          Capital
 --------------        --------------         --------
      $(31,432)            $(374,253)         $405,685

H. CAPITAL LOSSES
At October 31, 2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows:

   Net Realized
   Capital Loss                        Expiration Year
  Carryforwards                  2006             2009
  -------------                  ----             ----
    $18,377,115           $15,208,072       $3,169,043

I. CASH
Deposits held at Brown Brother's Harriman ('BBH'), the Fund's custodian, in a variable rate account are classified as cash. At October 31, 2001 the interest rate was 1.80%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

J. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

K. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Under the Advisory agreement with the Trust, Deutsche Asset Management Investment Services Limited ('DeAMIS') serves as the Investment Advisor ('Advisor') for the Fund. Under the agreement, DeAMIS receives on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Trust entered into an administration agreement with Deutsche Asset Management, Inc. ('DeAM, Inc.' or the 'Administrator'), an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.25% based upon the average daily net assets of the Fund.

The Advisor and Administrator have contractually agreed to reduce their fees and reimburse the Fund through February 28, 2003, to the extent necessary, to limit the operating expenses to 0.50% of the average daily net assets of the Institutional Class. Prior to June 1, 2001, the operating expenses were limited to 1.00% of the average daily net assets of the Institutional Class.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisor. These individuals are not compensated by the Fund for serving in this capacity.

--------------------------------------------------------------------------------
                                       15

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments (excluding a redemption in-kind transaction), other than short-term obligations, for the year ended October 31, 2001, were $676,999,396 and $818,198,950, respectively.

For federal income tax purposes, the tax basis of investments held at October 31, 2001 was $70,165,263. The aggregate gross unrealized appreciation for all investments at October 31, 2001 was $1,697,019 and the aggregate gross unrealized depreciation for all investments was $4,680,440.

NOTE 4--CAPITAL SHARE TRANSACTIONS
At October 31, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                         Institutional Class
               -------------------------------------------------------------
                         For the Year Ended               For the Year Ended
                           October 31, 2001                 October 31, 2000
               ----------------------------     ----------------------------
                    Shares           Amount          Shares           Amount
               -----------    -------------     -----------    -------------
Sold            13,933,716    $  96,279,826      27,608,818    $ 190,335,976
Reinvested       3,407,035       22,145,731       2,010,103       12,181,227
Redemption
  in kind       (5,952,671)     (42,323,491)             --               --
Redeemed       (41,129,741)    (277,919,766)    (47,507,632)    (312,153,116)
               -----------    -------------     -----------    -------------
Net decrease   (29,741,661)   $(201,817,700)    (17,888,711)   $(109,635,913)
               ===========    =============     ===========    =============

                                                               Service Class
                                                          ------------------
                                                          For the Year Ended
                                                           October 31, 20001
                                                          ------------------
                                                     Shares           Amount
                                                -----------        ----------
Sold                                                     --         $     --
Reinvested                                               72              435
Redeemed                                             (1,884)        $(11,557)
                                                     ------         --------
Net decrease                                         (1,812)        $(11,122)
                                                     ======         ========

--------------------------------------------------------------------------------
1    Service Shares closed on January 21, 2000.


NOTE 5--LINE OF CREDIT AGREEMENT
The Fund is a participant with other Funds in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on March 26, 2002. A commitment fee is apportioned among the participants based on their relative net assets. The following is a summary of the Fund's borrowings made during the year ended October 31, 2001.

                    Weighted                   Weighted
     Maximum         Average                    Average
      Amount         Balance     Interest      Interest
    Borrowed     Outstanding         Paid          Rate
    --------     -----------     --------      --------
 $10,921,000      $8,759,167      $10,026         6.96%

NOTE 6--LOAN PARTICIPATIONS/ASSIGNMENTS
The Fund invests in US dollar-denominated fixed and floating rate loans ('Loans') arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund invests in such Loans in the form of participations in Loans ('Participations') or assignments of all or a portion of loans from third parties ('Assignments'). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

--------------------------------------------------------------------------------
                                       16

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 7--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. The Fund invests in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

NOTE 8--REDEMPTION IN KIND
The Fund satisfied a redemption request on December 8, 2000 with a transfer of securities and cash totaling $42,323,491. The Fund accounted for the transaction as a sale of securities which resulted in a gain to the Fund of $405,686 for financial reporting purposes.

NOTE 9--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2001 there were three shareholders who held 58% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
                                       17

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Debt Fund (one of the funds comprising Morgan Grenfell Investment Trust, hereafter referred to as the 'Fund') at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 7, 2001

--------------------------------------------------------------------------------
                                       18

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Emerging Markets Debt Fund--Institutional Class                CUSIP #61735K869
                                                               356ANN (10/01)
                                                               Printed 12/01

Distributed by:
ICC Distributors, Inc.